Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), I, the undersigned Chief Executive Officer of Transport Corporation of America, Inc. (The “Company”), hereby certify that the Annual Report of Form 10-K of the Company for the year ended December 31, 2002, (The “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2003

     /s/ Keith R. Klein
Keith R. Klein
Chief Financial Officer and
  Chief Information Officer